IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Smid Cap Core Series
(the “Series”)

Supplement to the Series’ Statutory Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2024, as amended

Effective July 31, 2024, Christina Van Het Hoen is added as an additional portfolio manager of the Series.

On the Effective Date, the following is added to the information in the section of the Series’ statutory prospectus entitled “Series summaries – Who manages the Series? – Investment manager:”

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christina Van Het Hoen	Senior Vice President, Portfolio Manager – US Core Equity	July 2024

On the Effective Date, the following replaces the first sentence of the section of the Series’ statutory prospectus entitled “Who manages the Series – Portfolio managers – Macquarie VIP Smid Cap Core Series:”

Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla, David E. Reidinger and Christina Van Het Hoen are primarily responsible for the day-to-day portfolio management of the Series.

On the Effective Date, the following is added alphabetically to the section of Series’ statutory prospectus entitled “Who manages the Series – Portfolio managers:”

Christina Van Het Hoen
Senior Vice President, Portfolio Manager – US Core Equity
•	Joined Macquarie in 2021
•	Based in Philadelphia

Christina is a Portfolio Manager for Macquarie Asset Management’s (MAM’s) US Core Equity Team, a role she assumed in April 2024. Christina performs analysis and research to support the portfolios managed by the investment team. She joined the investment team in July 2021 as a Senior Equity Analyst. Prior to Macquarie, Christina worked at Capital Group as part of Capital Fixed Income Investors for nearly six years and at Citigroup in the healthcare investment banking, global securitized products, and equity capital markets groups for four years. Christina holds a Bachelor of Science in engineering in operations research and financial engineering from Princeton University. She holds the Chartered Financial Analyst® designation and is a member of the CFA Institute, CFA Society of Philadelphia, and CFA Society of New York.
On the Effective Date, the following information as of June 30, 2024 is added to the section of the Series’ SAI entitled “Portfolio Managers – Other Accounts Managed:”

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Christina Van Het Hoen
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

On the Effective Date, the sixth paragraph of the section of the Series’ SAI entitled “Portfolio Managers – Compensation Structure” is deleted in its entirety and replaced with:

Bonus – F. Morris, C. Adams, M. Morris, D. Padilla, D. Reidinger, C. Van Het Hoen. Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share.  The pool is allotted based on subjective factors and objective factors.  The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. (“Morningstar”) peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2024.